Exhibit 4.2

ILLUMINA, INC.

OFFICER’S CERTIFICATE

                , 2021

Reference is made to the Indenture dated as of March 12, 2021 (as so supplemented by this Officer’s Certificate, the “Indenture”) by and between Illumina, Inc. (the “Issuer”) and U.S. Bank National Association, as trustee (the “Trustee”). The Trustee is the trustee for any and all Securities issued under the Indenture. Pursuant to Section 2.01 and Section 2.03 of the Indenture, the undersigned officer does hereby certify, in connection with the establishment and the issuance of a series of Securities designated as the Issuer’s 0.550% Notes due 2023 (the “2023 Notes”), and a series of Securities designated as the Issuer’s 2.550% Notes due 2031 (the “2031 Notes”, and together with the 2023 Notes, the “Notes”), that (i) the form and terms of the Notes have been established pursuant to Section 2.01 and Section 2.03 of the Indenture and comply with the Indenture, and (ii) the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture.

2023 Notes

Title:	0.550% Notes due 2023

Issuer:	Illumina, Inc.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	U.S. Bank National Association

Aggregate Principal Amount at Maturity:	The initial limit upon the aggregate principal amount of the 2023 Notes that may be authenticated and delivered under the Indenture is $500,000,000; provided, that the Issuer may issue Additional Securities as defined below.

Maturity Date:	The principal amount of the 2023 Notes shall be payable on March 23, 2023, unless redeemed prior to such time.

Interest:	0.550% per annum (which will accrue and be computed on the basis of a 360-day year of twelve 30-day months).

Date from which Interest will Accrue:	March 23, 2021.

Interest Payment Dates:	Semi-annually on each March 23 and September 23 of each year, commencing on September 23, 2021.

Interest Record Dates:	March 9 and September 9 (whether or not a Business Day) immediately before the applicable Interest Payment Date.

Redemption:

Prior to the maturity date, the 2023 Notes will be redeemable, in whole or in part at any time, or from time to time, at the Issuer’s option, at a “make-whole premium” redemption price calculated by the Issuer equal to the greater of:

(1) 100% of the principal amount of the 2023 Notes to be redeemed; and

(2) the sum of the present values of the remaining scheduled payments of interest and principal thereon (exclusive of interest accrued and unpaid to, but not including, the redemption date) discounted to the redemption date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate (as defined in the form of the 2023 Notes attached hereto as Exhibit A) plus 10 basis points, plus accrued and unpaid interest to, but not including, the redemption date.

The Trustee will have no obligation to calculate or verify the calculation of the “make-whole premium”.

Change of Control Triggering Event:	If a Change of Control Triggering Event (as defined in the form of 2023 Notes attached hereto as Exhibit A) occurs, unless the Issuer has exercised its right to redeem the 2023 Notes as described above, the Issuer will be required to make an offer to each Holder of 2023 Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s 2023 Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date); provided that after giving effect to the purchase, any 2023 Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount.

Conversion:	None.

Sinking Fund:	None.

Denominations:	$2,000 and multiples of $1,000 in excess thereof.

Tax:	The Issuer shall not pay any additional amounts on any of the 2023 Notes to any Person in respect of any tax, assessment or governmental charge withheld or deducted.

Form:	The 2023 Notes shall be issuable in the form of a Global Security registered in the name of name of The Depository Trust Company, as Depositary, or its nominee. The Global Security representing the 2023 Notes may be exchanged for 2023 Notes in definitive form only in the circumstances set forth in, and in accordance with, Section 2.13 of the Indenture.

Miscellaneous:	The terms of the 2023 Notes shall include such other terms as are set forth in the form of 2023 Notes attached hereto as Exhibit A and in the Indenture.

2031 Notes

Title:	2.550% Notes due 2031

Issuer:	Illumina, Inc.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	U.S. Bank National Association

Aggregate Principal Amount at Maturity:	The initial limit upon the aggregate principal amount of the 2031 Notes that may be authenticated and delivered under the Indenture is $500,000,000; provided, that the Issuer may issue Additional Securities as defined below.

Maturity Date:	The principal amount of the 2031 Notes shall be payable on March 23, 2031, unless redeemed prior to such time.

Interest:	2.550% per annum (which will accrue and be computed on the basis of a 360-day year of twelve 30-day months).

Date from which Interest will Accrue:	March 23, 2021.

Interest Payment Dates:	Semi-annually on each March 23 and September 23 of each year, commencing on September 23, 2021.

Interest Record Dates	March 9 and September 9 (whether or not a Business Day) immediately before the applicable Interest Payment Date.

Par Call Date:	December 23, 2030 (the date that is three months before the maturity date of the 2031 Notes) (such date, the “Par Call Date”).

Redemption:

Prior to the Par Call Date, the 2031 Notes will be redeemable, in whole or in part at any time, or from time to time, at the Issuer’s option, at a “make-whole premium” redemption price calculated by the Issuer equal to the greater of:

(1) 100% of the principal amount of the 2031 Notes to be redeemed; and

(2) the sum of the present values of the remaining scheduled payments (assuming for such purpose that the 2031 Notes matured on the Par Call Date) of interest and principal thereon (exclusive of interest accrued and unpaid to, but not including, the redemption date) discounted to the redemption date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate (as defined in the form of the 2031 Notes attached hereto as Exhibit B) plus 15 basis points, plus accrued and unpaid interest to, but not including, the redemption date.

The Trustee will have no obligation to calculate or verify the calculation of the “make-whole premium”.

At any time on or after the Par Call Date, the 2031 Notes may be redeemed, as a whole or in part, at the Issuer’s option at a redemption price equal to 100% of the principal amount of the 2031 Notes to be redeemed on the redemption date plus accrued and unpaid interest to, but not including, the redemption date.

Change of Control Triggering Event:	If a Change of Control Triggering Event (as defined in the form of 2031 Notes attached hereto as Exhibit B) occurs, unless the Issuer has exercised its right to redeem the 2031 Notes as described above, the Issuer will be required to make an offer to each Holder of 2031

Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s 2031 Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date); provided that after giving effect to the purchase, any 2031 Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount.

Conversion:	None.

Sinking Fund:	None.

Denominations:	$2,000 and multiples of $1,000 in excess thereof.

Tax:	The Issuer shall not pay any additional amounts on any of the 2023 Notes to any Person in respect of any tax, assessment or governmental charge withheld or deducted.

Form:	The 2031 Notes shall be issuable in the form of a Global Security registered in the name of name of The Depository Trust Company, as Depositary, or its nominee. The Global Security representing the 2031 Notes may be exchanged for 2031 Notes in definitive form only in the circumstances set forth in, and in accordance with, Section 2.13 of the Indenture.

Miscellaneous:	The terms of the 2031 Notes shall include such other terms as are set forth in the form of Notes attached hereto as Exhibit B and in the Indenture.

Subject to the representations, warranties and covenants described in the Indenture, as amended or supplemented from time to time, the Issuer shall be entitled, subject to authorization by the Board of Directors of the Issuer and an Officer’s Certificate, to create and issue additional Notes of a series having the same ranking and the same interest rate, maturity, and other terms as the Notes of the applicable series (together, the “Additional Securities”). The Additional Securities will have the same CUSIP number as the Notes of the applicable series; provided that if any Additional Securities are not fungible with the applicable series of Notes for U.S. federal income tax purposes, such Additional Securities will have one or more separate CUSIP numbers. Any Additional Securities will be issued in accordance with Section 2.03 of the Indenture.

The undersigned Officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officer’s Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Issuer. In the opinion of the undersigned Officer, such Officer has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not the covenants and conditions of the Indenture relating to the issuance, authentication and delivery of the Notes have been complied with. In such Officer’s opinion, such covenants and conditions relating to the issuance and authentication of the Notes have been complied with.

[Signature page follows]

IN WITNESS WHEREOF, I have signed this Officer’s Certificate pursuant to the Indenture as of the date first written above and in the capacity indicated below.

ILLUMINA, INC.

By:
Name:
Title:

[Signature Page – Officer’s Certificate pursuant to the Indenture]

Exhibit A

Form of Notes Due 2023

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF [*] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [*] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [*], HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ILLUMINA, INC.

Form of 0.550% Notes due 2023

No. [*]	CUSIP No.: 452327 AL3
ISIN No.: US452327AL38
$[*]

ILLUMINA, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to [*] or registered assigns the principal sum of [*] DOLLARS on March 23, 2023.

Interest Payment Dates: March 23 and September 23 (each, an “Interest Payment Date”), commencing on September 23, 2021.

Interest Record Dates: March 9 and September 9 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, electronically or by facsimile by its duly authorized officer.

ILLUMINA, INC.

By:
Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: _________________

U.S. BANK NATIONAL ASSOCIATION as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

ILLUMINA, INC.

0.550% Notes due 2023

Interest.

Illumina, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 23, 2021. Interest on this Note will be paid to but not including the relevant Interest Payment Date. The Issuer will pay interest semiannually in arrears on each Interest Payment Date, commencing on September 23, 2021. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

Paying Agent.

Initially, U.S. Bank National Association, as trustee (the “Trustee”), will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

Indenture; Defined Terms.

This Note is one of the 0.550% Notes due 2023 (the “Notes”) issued under an indenture dated as of March 12, 2021 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to an Officer’s Certificate dated March 23, 2021, issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

Denominations; Transfer; Exchange.

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The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar need issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

Redemption.

Prior to March 23, 2023, the Issuer may at its option redeem any of the Notes at any time in whole or from time to time in part, each at a redemption price calculated by the Issuer equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments (assuming for such purpose that the Notes matured on March 23, 2023 (the “Remaining Term”)) of interest and principal thereon (exclusive of interest accrued and unpaid to, but not including, the redemption date) discounted to the redemption date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate (as defined below) plus 10 basis points, plus accrued and unpaid interest to, but not including, the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

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“Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker (as defined below) as having an actual or interpolated maturity comparable to the Remaining Term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the Remaining Term of the Notes.

“Comparable Treasury Price” means, with respect to any Notes on any redemption date, (A) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers (as defined below) appointed by the Issuer.

“Reference Treasury Dealer” means each of Goldman Sachs & Co. LLC and BofA Securities, Inc., or their respective affiliates, which are primary U.S. Government securities dealers in The City of New York, and their respective successors, plus two other primary U.S. Government securities dealers in The City of New York selected by the Issuer; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. Government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealers at 3:30 p.m. New York time on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Notice of any redemption will be mailed (or otherwise delivered in accordance with the applicable procedures of the Depositary) at least 10 days but not more than 60 days prior to the redemption date to each Holder of the Notes to be redeemed, with a copy to the Trustee.

On and after a redemption date for the Notes, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Issuer defaults in the payment of the redemption price (and any accrued and unpaid interest payable on such Notes to be redeemed). On or before a redemption date for the Notes, the Issuer shall deposit with a paying agent, or the Trustee, funds sufficient to pay the redemption price of and accrued and unpaid interest on such Notes to be redeemed on such date. If less than all of the Notes are to be redeemed, Notes to be redeemed that are represented by a

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Global Security will be selected by the Depositary in accordance with its standard procedures. If the Notes to be redeemed are not represented by one or more Global Securities then held by Depositary, or the Depositary prescribes no method of selection, the Trustee will select the Notes to be redeemed on a pro rata basis, by lot, or by any other method the Trustee deems fair and appropriate and subject to and otherwise in accordance with the procedures of the Depositary. Any redemption or notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied. The Issuer shall provide written notice to the Trustee and the Holders prior to the close of business two Business Days prior to the redemption date if any such redemption has been rescinded or delayed.

Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer (the “Change of Control Offer”) to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount of the Notes purchased, plus accrued and unpaid interest, if any, on the Notes purchased to but not including the date of purchase (the “Change of Control Payment”); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following any Change of Control Triggering Event or, at the Issuer’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed (or otherwise delivered in accordance with the applicable procedures of the Depositary) to Holders of the Notes with a copy to the Trustee and the paying agent describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to purchase the Notes on the date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is mailed (or otherwise delivered in accordance with the applicable procedures of the Depositary) or, if the notice is mailed (or otherwise delivered) prior to the Change of Control, no earlier than 10 days and no later than 60 days from the date on which the Change of Control Triggering Event occurs (the “Change of Control Payment Date”). The notice will, if mailed (or otherwise delivered) prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept or cause a third party to accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

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•	deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Issuer shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and the third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements. In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Issuer shall comply in all material respects, to the extent applicable, with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the purchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Issuer shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict; rather, the Issuer shall be deemed to be in compliance with those obligations if it complies with its obligation to purchase Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Issuer in good faith to permit compliance with any such law or regulation.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of the Depositary, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

For purposes of these Change of Control Offer provisions of the Notes, the following terms are applicable:

“Change of Control” means the occurrence of any of the following:

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(1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d) of the Exchange Act) (other than the Issuer or one of its Subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s Voting Stock (as defined below) or other Voting Stock into which the Issuer’s Voting Stock is reclassified, consolidated, exchanged, or changed, measured by voting power rather than number of shares; provided, however, that such person shall not be deemed the beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act;

(2) the direct or indirect sale, transfer, conveyance, or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Issuer’s assets and the assets of its Subsidiaries, taken as a whole, to one or more “persons” (as that term is used in Section 13(d) of the Exchange Act) (other than to the Issuer or one of its Subsidiaries) (a “Transferee”), provided, however, that none of the circumstances in this clause (2) will be a Change of Control if the persons that beneficially own the Issuer’s Voting Stock immediately prior to the transaction own, directly or indirectly, shares representing a majority of the total Voting Stock as measured by voting power rather than number of shares of the Transferee in substantially the same proportions;

(3) the Issuer consolidates with, or merges with or into, any “person” (as that term is used in Section 13(d) of the Exchange Act) or any such person consolidates with, or merges with or into, the Issuer, in either case, pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities, or other property, other than pursuant to a transaction in which shares of the Issuer’s Voting Stock outstanding immediately prior to the transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person in substantially the same proportions immediately after giving effect to such transaction, in each case, measured by voting power rather than number of shares; or

(4) the adoption of a plan relating to the Issuer’s liquidation or dissolution by the Board of Directors.

Notwithstanding clauses (1) through (3) above, a transaction will not be considered to be a Change of Control if (a) the Issuer becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Issuer’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company, in each case, measured by voting power rather than number of shares.

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“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s (as defined below) and BBB- (or the equivalent) by S&P (as defined below) or the equivalent investment grade credit rating from any additional rating agency or Rating Agencies (as defined below) selected by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Rating Agencies” means (1) each of Moody’s and S&P and (2) if any of Moody’s and S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of its control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act selected by the Issuer as a replacement agency for Moody’s or S&P, or both of them, as the case may be, provided, that the Issuer shall give notice of such appointment to the Trustee.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies (or if there is only one Rating Agency, by such Rating Agency) and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (or if there is only one Rating Agency, by such Rating Agency), on any day during the period commencing on the earlier of the date of the first public notice of the occurrence of a Change of Control or the Issuer’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control (which period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., or any successor thereto.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is

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not obligated to enforce the Indenture or the Notes unless it has received indemnity or security as it requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

For the avoidance of doubt, the Issuer’s failure to purchase Notes tendered for purchase following the occurrence of a Change of Control Triggering Event in accordance with the provisions of Section 7 hereof shall constitute an Event of Default pursuant to Section 4.01(b) of the Indenture.

Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

Miscellaneous.

The Issuer shall not be required to pay any additional amounts on any of the Notes to any Person in respect of any tax, assessment or governmental charge withheld or deducted. The Issuer or the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or registration of Notes. No service charge shall be made for any such transaction.

The Notes shall not be entitled to the benefit of any sinking fund.

R-8

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

R-9

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for Notes, in definitive form or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

R-10

PURCHASE EXERCISE NOTICE UPON A CHANGE OF

CONTROL TRIGGERING EVENT

To: Illumina, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Illumina, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is an integral multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or an integral multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be purchased (an integral multiple of $1,000):

Remaining principal amount following such purchase:

(zero or at least $2,000 or an integral multiple of $1,000 in excess thereof)

By:
Authorized Signatory

Exhibit B

Form of Notes Due 2031

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF [*] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [*] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [*], HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ILLUMINA, INC.

Form of 2.550% Notes due 2031

No. [*]	CUSIP No.: 452327 AM1
ISIN No.: US452327AM11
$[*]

ILLUMINA, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to [*] or registered assigns the principal sum of [*] DOLLARS on March 23, 2031.

Interest Payment Dates: March 23 and September 23 (each, an “Interest Payment Date”), commencing on September 23, 2021.

Interest Record Dates: March 9 and September 9 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

1

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, electronically or by facsimile by its duly authorized officer.

ILLUMINA, INC.

By:
Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: _________________

U.S. BANK NATIONAL ASSOCIATION as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

ILLUMINA, INC.

2.550% Notes due 2031

Interest.

Illumina, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 23, 2021. Interest on this Note will be paid to but not including the relevant Interest Payment Date. The Issuer will pay interest semiannually in arrears on each Interest Payment Date, commencing on September 23, 2021. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

Paying Agent.

Initially, U.S. Bank National Association, as trustee (the “Trustee”), will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

Indenture; Defined Terms.

This Note is one of the 2.550% Notes due 2031 (the “Notes”) issued under an indenture dated as of March 12, 2021 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to an Officer’s Certificate dated March 23, 2021, issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. Neither the Issuer nor the Registrar need issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

Redemption.

Prior to the Par Call Date, the Issuer may at its option redeem any of the Notes at any time in whole or from time to time in part, each at a redemption price calculated by the Issuer equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments (assuming for such purpose that the Notes matured on the Par Call Date (the “Remaining Term”)) of interest and principal thereon (exclusive of interest accrued and unpaid to, but not including, the redemption date) discounted to the redemption date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate (as defined below) plus 15 basis points, plus accrued and unpaid interest to, but not including, the redemption date.

At any time on or after the Par Call Date, the Notes may be redeemed, as a whole or in part, at the Issuer’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed on the redemption date plus accrued and unpaid interest to, but not including, the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Comparable Treasury Issue” means the U.S. Treasury security or securities selected by an Independent Investment Banker (as defined below) as having an actual or interpolated maturity comparable to the Remaining Term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the Remaining Term of the Notes.

“Comparable Treasury Price” means, with respect to any Notes on any redemption date, (A) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers (as defined below) appointed by the Issuer.

“Par Call Date” means December 23, 2030 (three months prior to the maturity date).

“Reference Treasury Dealer” means each of Goldman Sachs & Co. LLC and BofA Securities, Inc., or their respective affiliates, which are primary U.S. Government securities dealers in The City of New York, and their respective successors, plus two other primary U.S. Government securities dealers in The City of New York selected by the Issuer; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. Government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Issuer will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealers at 3:30 p.m. New York time on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Notice of any redemption will be mailed (or otherwise delivered in accordance with the applicable procedures of the Depositary) at least 10 days but not more than 60 days prior to the redemption date to each Holder of the Notes to be redeemed, with a copy to the Trustee.

On and after a redemption date for the Notes, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Issuer defaults in the payment of the redemption price (and any accrued and unpaid interest payable on such Notes to be redeemed). On or before a redemption date for the Notes, the Issuer shall deposit with a paying agent, or the Trustee, funds sufficient to pay the redemption price of and accrued and unpaid interest on such Notes to be redeemed on such date. If less than all of the Notes are to be redeemed, Notes to be redeemed that are represented by a Global Security will be selected by the Depositary in accordance with its standard procedures. If the Notes to be redeemed are not represented by one or more Global Securities then held by Depositary, or the Depositary prescribes no method of selection, the Trustee will select the Notes to be redeemed on a pro rata basis, by lot, or by any other method the Trustee deems fair and appropriate and subject to and otherwise in accordance with the procedures of the Depositary. Any redemption or notice of redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent, and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied. The Issuer shall provide written notice to the Trustee and the Holders prior to the close of business two Business Days prior to the redemption date if any such redemption has been rescinded or delayed.

Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer (the “Change of Control Offer”) to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount of the Notes purchased, plus accrued and unpaid interest, if any, on the Notes purchased to but not including the date of purchase (the “Change of Control Payment”); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following any Change of Control Triggering Event or, at the Issuer’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed (or otherwise delivered in accordance with the applicable procedures of the Depositary) to Holders of the Notes with a copy to the Trustee and the paying agent describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to purchase the Notes on the date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is mailed (or otherwise delivered in accordance with the applicable procedures of the Depositary) or, if the notice is mailed (or otherwise delivered) prior to the Change of Control, no earlier than 10 days and no later than 60 days from the date on which the Change of Control Triggering Event occurs (the “Change of Control Payment Date”). The notice will, if mailed (or otherwise delivered) prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept or cause a third party to accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

•	deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Issuer shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and the third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements. In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Issuer shall comply in all material respects, to the extent applicable, with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the purchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Issuer shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict; rather, the Issuer shall be deemed to be in compliance with those obligations if it complies with its obligation to purchase Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Issuer in good faith to permit compliance with any such law or regulation.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of the Depositary, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

For purposes of these Change of Control Offer provisions of the Notes, the following terms are applicable:

“Change of Control” means the occurrence of any of the following:

(1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d) of the Exchange Act) (other than the Issuer or one of its Subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s Voting Stock (as defined below) or other Voting Stock into which the Issuer’s Voting Stock is reclassified, consolidated, exchanged, or changed, measured by voting power rather than number of shares; provided, however, that such person shall not be deemed the beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act;

(2) the direct or indirect sale, transfer, conveyance, or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Issuer’s assets and the assets of its Subsidiaries, taken as a whole, to one or more “persons” (as that term is used in Section 13(d) of the Exchange Act) (other than to the Issuer or one of its Subsidiaries) (a “Transferee”), provided, however, that none of the circumstances in this clause (2) will be a Change of Control if the persons that beneficially own the Issuer’s Voting Stock immediately prior to the transaction own, directly or indirectly, shares representing a majority of the total Voting Stock as measured by voting power rather than number of shares of the Transferee in substantially the same proportions;

(3) the Issuer consolidates with, or merges with or into, any “person” (as that term is used in Section 13(d) of the Exchange Act) or any such person consolidates with, or merges with or into, the Issuer, in either case, pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities, or other property, other than pursuant to a transaction in which shares of the Issuer’s Voting Stock outstanding immediately prior to the transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person in substantially the same proportions immediately after giving effect to such transaction, in each case, measured by voting power rather than number of shares; or

(4) the adoption of a plan relating to the Issuer’s liquidation or dissolution by the Board of Directors.

Notwithstanding clauses (1) through (3) above, a transaction will not be considered to be a Change of Control if (a) the Issuer becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Issuer’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company, in each case, measured by voting power rather than number of shares.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s (as defined below) and BBB- (or the equivalent) by S&P (as defined below) or the equivalent investment grade credit rating from any additional rating agency or Rating Agencies (as defined below) selected by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Rating Agencies” means (1) each of Moody’s and S&P and (2) if any of Moody’s and S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of its control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act selected by the Issuer as a replacement agency for Moody’s or S&P, or both of them, as the case may be, provided, that the Issuer shall give notice of such appointment to the Trustee.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies (or if there is only one Rating Agency, by such Rating Agency) and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (or if there is only one Rating Agency, by such Rating Agency), on any day during the period commencing on the earlier of the date of the first public notice of the occurrence of a Change of Control or the Issuer’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control (which period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., or any successor thereto.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the

Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity or security as it requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

For the avoidance of doubt, the Issuer’s failure to purchase Notes tendered for purchase following the occurrence of a Change of Control Triggering Event in accordance with the provisions of Section 7 hereof shall constitute an Event of Default pursuant to Section 4.01(b) of the Indenture.

Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

Miscellaneous.

The Issuer shall not be required to pay any additional amounts on any of the Notes to any Person in respect of any tax, assessment or governmental charge withheld or deducted. The Issuer or the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or registration of Notes. No service charge shall be made for any such transaction.

The Notes shall not be entitled to the benefit of any sinking fund.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for Notes, in definitive form or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

PURCHASE EXERCISE NOTICE UPON A CHANGE OF

CONTROL TRIGGERING EVENT

To: Illumina, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Illumina, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is an integral multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or an integral multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be purchased (an integral multiple of $1,000):

Remaining principal amount following such purchase:

(zero or at least $2,000 or an integral multiple of $1,000 in excess thereof)

By:
Authorized Signatory